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Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
PEREGRINE SYSTEMS, INC., et al.,(1))		Case No. 02-12740 (JKF)
	)	(Jointly Administered)
Debtors.	)

MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
FOR THE MONTH ENDED OCTOBER 31, 2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P. C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

December 12, 2002

(1)
The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

  UNITED STATES BANKRUPTCY COURT
  DISTRICT OF DELAWARE
  OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Remedy, Inc.	Case No. 02-12741 Reporting Period: 09/23/02-10/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter
Copies of bank statements			See Attestation Letter
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		See Attestation Letter
Copies of IRS Form 6123 or payment receipt			None
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			Available upon request
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ KEN SEXTON Signature of Authorized Individual	12/11/02 Date
Ken Sexton Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual
*
Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: October 31, 2002

PEREGRINE REMEDY, INC. Case No. 02-12741-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended October 31, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books

Operating	Bank of America	123-372-6571	$(352,273.86)
Lockbox	Bank of America	8188904233	0.00
T&E Disbursement	Bank of America	123-352-6572	(38,776.59)
Payroll	Bank of America	123-332-6573	(229,444.20)
Benefits	Bank of America	123-382-8003	84,155.78
Operating	Bank of America	123-310-4133	6,924,124.12
Disbursement	Bank of America	123-310-3964	(1,367,993.42)
Money Market	Bank of America	881477	0.00
	Wells Fargo Bank	100006421	0.00

		Total	$5,019,791.83

2) All post-petition tax liabilities due and owing as of October 31, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: December 10, 2002

/s/ KEN SEXTON Ken Sexton Chief Financial Officer Peregrine Remedy, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Remedy, Inc.	Case No. 02-12741 Reporting Period: 09/23/02-10/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter
Copies of bank statements			See Attestation Letter
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		See Attestation Letter
Copies of IRS Form 6123 or payment receipt			None
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			Available upon request
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

Signature of Debtor	Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Ken Sexton Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual
*
Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Peregrine Remedy, Inc.	Case No. 02-12741
Reporting Period 09/23/02—09/30/02

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (Form MOR-1)

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	BofA Operating A/C 1233726571	BofA Chicago Lbx 81888904233	BofA T&E Disb. 1233526572	BofA Payroll (Inact) 1233326573	BofA Benefits A/C 1233828003	BofA Operating A/C 1233104133	BofA ZBA Disb A/C 1233103964	BofA Nations Inv. A/C 881477	WFB 100006421	Total Before Peregrine Adj.	Plus: Payments by Peregrine Systems (1)	CURRENT MONTH ACTUAL
CASH BEGINNING OF PERIOD	784,600.00	98,634.00	—	—	84,363.08	302,836.00	—	—	—	1,270,433.08		1,270,433.08
CASH SALES										0.00		0.00
ACCOUNTS RECEIVABLE	2,724,150.19	831,054.36								3,555,204.55		3,555,204.55
LOANS AND ADVANCES										0.00		0.00
SALE OF ASSETS										0.00		0.00
OTHER (attach list)										0.00		0.00
TRANSFERS FROM DIP						39,724.72	40,723.50			80,448.22		80,448.22
INTEREST										0.00		0.00
TOTAL RECEIPTS	2,724,150.19	831,054.36	—	—	—	39,724.72	40,723.50	—	—	3,635,652.77		3,635,652.77
DISBURSEMENTS
NET PAYROLL										0.00	(1,796,667.00)	(1,796,667.00)
PAYROLL TAXES										0.00	(928,834.00)	(928,834.00)
SALES,USE,& OTHER TAXES										0.00		0.00
INVENTORY PURCHASES										0.00		0.00
SECURED/RENT/LEASES										0.00		0.00
INSURANCE										0.00		0.00
ADMINISTRATIVE					(207.30)					(207.30)		(207.30)
SELLING										0.00		0.00
OTHER (attach list)										0.00		0.00
PRE-PETITION EXPENSES *										0.00		0.00
PAYDOWN OF FOOTHILL REVOLVER (2)	(988,774.18)	(214,141.29)								(1,202,915.47)		(1,202,915.47)
TRANSFERS										0.00		0.00
Transfer to DIP						(40,723.50)	(39,724.72)			(80,448.22)		(80,448.22)
PROFESSIONAL FEES										0.00		0.00
U.S. TRUSTEE QUARTERLY FEES										0.00		0.00
COURT COSTS										0.00		0.00
TOTAL DISBURSEMENTS	(988,774.18)	(214,141.29)	—	—	(207.30)	(40,723.50)	(39,724.72)	—	—	(1,283,570.99)	(2,725,501.00)	(4,009,071.99)
NET CASH FLOW	1,735,376.01	616,913.07	—	—	(207.30)	(998.78)	998.78	—	—	2,352,081.78	(2,725,501.00)	(373,419.22)
CASH END OF MONTH	2,519,976.01	715,547.07	—	—	84,155.78	301,837.00	999.00	—	—	3,622,515.00
*
PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$4,009,071.99
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(1,283,363.69)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2,725,708.30

NOTES:

(1)
DUE TO CENTRALIZED PAYROLL PROCESSING, PAYROLL DISBURSEMENTS FOR THIS DEBTOR ARE MADE BY A DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE INCLUDED HEREIN, AND ARE EXCLUDED FROM DISBURSEMENT CALCULATIONS FOR PEREGRINE SYSTEMS, INC.
(2)
AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL, THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCES SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

Peregrine Remedy, Inc.
Case No. 02-12741 (JKF)
Summary of Disbursements
9/23/2002-9/30/2002

Date	Payee	Description	Amount
DISBURSEMENTS:
B OF A BENEFITS ACCOUNT (#1233828003):
Disbursement:	Bank fees	—	207.30
PAYMENTS MADE BY DEBTOR AFFILIATE-PEREGRINE:(1)
	Net Payroll		1,796,667.00
	Payroll Taxes		928,834.00

			2,725,501.00
SUBTOTAL—DISBURSEMENTS			2,725,708.30
TRANSFERS:
B OF A OPERATING ACCOUNT (#1233726571):
Transfers:	To pay down Foothill revolving debt on behalf of Peregrine(1)		988,774.18
B OF A LOCKBOX ACCOUNT (#81888904233):
Transfers:	To pay down Foothill revolving debt on behalf of Peregrine(1)		214,141.29
B OF A OPERATING ACCOUNT (#1233104133):
Transfers:	To B of A ZBA Disbursement #1233103964		40,723.50
B OF A ZBA DISBURSEMENT ACCOUNT (#1233103964):
Transfers:	To B of A ZBA Operating #1233104133		39,724.72

SUBTOTAL—TRANSFERS			1,283,363.69

TOTAL DISBURSEMENTS AND TRANSFERS			$4,009,071.99

NOTE:

(1)
See note 2 on MOR-1 page 1 re: Peregrine Systems revolving debt.

In re: Peregrine Remedy, Inc.	Case No. 02-12741 Reporting Period 10/01/02 - 10/31/02

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (Form MOR-1)

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	BofA Operating A/C 1233726571	BofA Chicago Lbx 81888904233	BofA T&E Disb. 1233526572	BofA Payroll (Inact) 1233326573	BofA Benefits A/C 1233828003	BofA Operating A/C 1233104133	BofA ZBA Disb A/C 1233103964	BofA Nations Inv. A/C 881477	WFB 100006421	Total	Plus: Payments by Peregrine Systems (1)	CURRENT MONTH ACTUAL	CUMULATIVE TO DATE
CASH BEGINNING OF MONTH	—	—	—	—	—	—	—	—	—	—	—	—	1,270,433
CASH SALES										—		—
ACCOUNTS RECEIVABLE	6,051,826	4,353,994								10,405,820		10,405,820	13,961,025
LOANS AND ADVANCES										—		—	—
SALE OF ASSETS										—		—	—
OTHER (attach list)										—		—	—
TRANSFER FROM DEBTOR AFFILIATE						370,000	30,000			400,000		400,000	400,000
TRANSFERS FROM DIP	7,268					13,656,277	1,186,091			14,849,636		14,849,636	14,930,084
INTEREST										—		—	—
TOTAL RECEIPTS	6,059,094	4,353,994	—	—	—	14,026,277	1,216,091	—	—	25,655,457		25,655,457	29,291,109
DISBURSEMENTS
NET PAYROLL										—	(4,768,094)	(4,768,094)	(6,564,761)
PAYROLL TAXES										—	(2,440,468)	(2,440,468)	(3,369,302)
SALES,USE,& OTHER TAXES						(188,042)	(282,385)			(470,427)		(470,427)	(470,427)
INVENTORY PURCHASES										—		—	—
SECURED/RENT/LEASES							(1,433,492)			(1,433,492)		(1,433,492)	(1,433,492)
INSURANCE										—		—	—
ADMINISTRATIVE	(3,251)					(7,929)	(314,674)			(325,854)		(325,854)	(326,061)
SELLING							(221,460)			(221,460)		(221,460)	(221,460)
OTHER (attach list)							(310,945)			(310,945)		(310,945)	(310,945)
PRE-PETITION EXPENSES *										—		—	—
PAYDOWN OF FOOTHILL REVOLVER (2)													(1,202,915)
TRANSFERS										—		—	—
Transfer to DIP	(8,568,551)	(5,069,541)				(1,193,359)	(18,185)			(14,849,636)		(14,849,636)	(14,849,636)
Transfer to Debtor Affiliate						(6,000,000)				(6,000,000)		(6,000,000)	(6,080,448)
PROFESSIONAL FEES										—		—	—
U.S. TRUSTEE QUARTERLY FEES										—		—	—
COURT COSTS										—		—	—
TOTAL DISBURSEMENTS	(8,571,802)	(5,069,541)	—	—	—	(7,389,330)	(2,581,140)	—	—	(23,611,813)	(7,208,562)	(30,820,375)	(34,829,447)
NET CASH FLOW	(2,512,708)	(715,547)	—	—	—	6,636,947	(1,365,049)	—	—	2,043,643	(7,208,562)	(5,164,919)	(5,538,338)
CASH END OF MONTH	(2,512,708)	(715,547)	—	—	—	6,636,947	(1,365,049)	—	—	2,043,643
* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS										23,611,813		30,820,375	34,829,447
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS (including Debtor Affiliates)										(20,849,636)		(20,849,636)	(22,133,000)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES										—		—	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										$2,762,177		$9,970,739	$12,696,447

NOTES:

(1)
DUE TO CENTRALIZED PAYROLL PROCESSING, PAYROLL DISBURSEMENTS FOR THIS DEBTOR ARE MADE BY A DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE INCLUDED HEREIN, AND ARE EXCLUDED FROM DISBURSEMENT CALCULATIONS FOR PEREGRINE SYSTEMS, INC.

(2)
AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL, THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCES SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

Remedy Systems, Inc.
Case No. 02-12741 (JKF)
Summary of Disbursements
10/1/2002-10/31/2002

Wire Transfers	$20,849,636.23
ACH Debits	199,222.03
Checks	2,562,955.14
Payroll Payments (See Exhibit 2)	7,208,562

TOTAL OF ALL DISBURSEMENTS	$30,820,375.40

Remedy Systems, Inc.
Case No. 02-12741 (JKF)
Wire Transfers
10/1/2002-10/31/2002

Account #	Description	Amount
B of A #1233726571	Transfers to Operating Acct #1233104133	$8,568,551
B of A #8188904233	Transfers to Operating Acct #1233104133	5,069,541
B of A #1233104133	Transfers to Disbursement Acct #1233103964	1,186,091
B of A #1233104133	Transfers to Operating Acct #1233726571	7,268

B of A #1233104133	Total Transfers from B of A 12331041333	1,193,359
B of A #1233103964	Transfers to Operating Acct #1233104133	18,185

	Total Transfers to Debtor Accounts	14,849,636
	Transfers to Debtor Affiliate (Peregrine Systems, Inc.)	6,000,000

	TOTAL OF ALL WIRES	$20,849,636

Remedy Systems, Inc.
Case No. 02-12741 (JKF)
ACH Debits
10/1/2002-10/31/2002

Date	Payee	Description	Amount
Account: BofA 1233726571
10/1/2002	BANK OF AMERICA	MERCHANT FEES	$25.00
10/1/2002	BANK OF AMERICA	MERCHANT FEES	3,225.94

	Subtotal—Acct #1233726571		3,250.94
Account: BofA 1233104133
10/1/2002	CIGNA	INSURANCE	796.64
10/1/2002	CIGNA	INSURANCE	2,660.96
10/8/2002	CIGNA	INSURANCE	370.78
10/8/2002	CIGNA	INSURANCE	452.00
10/16/2002	CIGNA	INSURANCE	161.87
10/16/2002	CIGNA	INSURANCE	407.09
10/22/2002	CIGNA	INSURANCE	179.36
10/29/2002	CIGNA	INSURANCE	2,900.39
10/21/2002	STATE OF COLORADO	SALES & USE TAXES	1,074.00
10/21/2002	MN DEPT OF REVENUE	SALES & USE TAXES	59,696.00
10/31/2002	BOARD OF EQUALIZATION	SALES & USE TAXES	127,272.00

	Subtotal—Acct #1233104133		195,971.09

TOTAL ACH DEBITS			$199,222.03

Remedy Systems, Inc.
Case No. 02-12741 (JKF)
Disbursements by Check
10/1/2002-10/31/2002

Account: BofA 1233103964

Check #	Check Date	Payee	Description	Amount
150000	10/3/2002	COPTECH WEST, INC.	Rent	$3,385.42
150001	10/3/2002	COLOR TECH CORPORAT	Selling	2,654.29
150002	10/4/2002	VOID	Selling	—
150003	10/4/2002	VOID	Rent	—
150004	10/4/2002	VOID	Selling	—
150005	10/4/2002	VOID	Admin	—
150006	10/4/2002	VOID	Admin	—
150007	10/4/2002	VOID	Admin	—
150008	10/4/2002	VOID	Admin	—
150009	10/4/2002	VOID	Admin	—
150010	10/4/2002	VOID	Admin	—
150011	10/4/2002	MOLLOY, CHRISTOPHER	Selling	3,614.36
150012	10/4/2002	ARIBA, INC.	Rent	480,018.89
150013	10/4/2002	AUTODEMO LLC	Selling	6,000.00
150014	10/4/2002	FEDERAL EXPRESS	Admin	92.92
150015	10/4/2002	INCORPORATING SERVI	Admin	90.00
150016	10/4/2002	KELLY SERVICES	Admin	3,329.60
150017	10/4/2002	SCHAFER'S BAKERY	Admin	159.00
150018	10/4/2002	ULTIMATE WORKFLOW I	Admin	4,875.00
150019	10/4/2002	WILSON SONSINI GOOD	Admin	150.00
150020	10/4/2002	VOID		—
150021	10/4/2002	VOID		—
150022	10/4/2002	VOID		—
150023	10/4/2002	VOID		—
150024	10/4/2002	VOID		—
150025	10/4/2002	VOID		—
150026	10/4/2002	VOID		—
150027	10/4/2002	VOID		—
150028	10/4/2002	VOID		—
150029	10/4/2002	VOID		—
150030	10/4/2002	VOID		—
150031	10/4/2002	VOID		—
150032	10/4/2002	VOID		—
150033	10/4/2002	VOID		—
150034	10/4/2002	VOID		—
150035	10/4/2002	VOID		—
150036	10/4/2002	VOID		—
150037	10/4/2002	VOID		—
150038	10/4/2002	VOID		—
150039	10/4/2002	VOID		—
150040	10/4/2002	VOID		—
150041	10/4/2002	VOID		—
150042	10/4/2002	VOID		—
150043	10/4/2002	VOID		—
150044	10/4/2002	VOID		—
150045	10/4/2002	VOID		—
150046	10/4/2002	VOID		—
150047	10/4/2002	VOID		—
150048	10/4/2002	VOID		—
150049	10/4/2002	VOID		—
150050	10/4/2002	VOID		—
150051	10/4/2002	VOID		—
150052	10/4/2002	VOID		—
150053	10/4/2002	VOID		—
150054	10/4/2002	VOID		—
150055	10/4/2002	VOID		—

150056	10/4/2002	VOID		—
150057	10/4/2002	VOID		—
150058	10/4/2002	VOID		—
150059	10/4/2002	VOID		—
150060	10/4/2002	VOID		—
150061	10/4/2002	VOID		—
150062	10/4/2002	VOID		—
150063	10/4/2002	VOID		—
150064	10/4/2002	VOID		—
150065	10/4/2002	VOID		—
150066	10/4/2002	VOID		—
150067	10/4/2002	VOID		—
150068	10/4/2002	VOID		—
150069	10/4/2002	VOID		—
150070	10/4/2002	VOID		—
150071	10/4/2002	VOID		—
150072	10/4/2002	VOID		—
150073	10/4/2002	VOID		—
150074	10/4/2002	VOID		—
150075	10/4/2002	VOID		—
150076	10/4/2002	VOID		—
150077	10/4/2002	VOID		—
150078	10/4/2002	VOID		—
150079	10/4/2002	VOID		—
150080	10/4/2002	VOID		—
150081	10/4/2002	VOID		—
150082	10/4/2002	VOID		—
150083	10/4/2002	VOID		—
150084	10/4/2002	VOID		—
150085	10/4/2002	VOID		—
150086	10/4/2002	VOID		—
150087	10/4/2002	VOID		—
150088	10/4/2002	VOID		—
150089	10/4/2002	VOID		—
150090	10/4/2002	VOID		—
150091	10/4/2002	VOID		—
150092	10/4/2002	VOID		—
150093	10/4/2002	VOID		—
150094	10/4/2002	VOID		—
150095	10/4/2002	VOID		—
150096	10/4/2002	VOID		—
150097	10/4/2002	VOID		—
150098	10/4/2002	VOID		—
150099	10/4/2002	VOID		—
150100	10/4/2002	VOID		—
150101	10/4/2002	VOID		—
150102	10/4/2002	VOID		—
150103	10/4/2002	VOID		—
150104	10/4/2002	VOID		—
150105	10/4/2002	VOID		—
150106	10/4/2002	VOID		—
150107	10/4/2002	VOID		—
150108	10/4/2002	VOID		—
150109	10/4/2002	VOID		—
150110	10/4/2002	VOID		—
150111	10/4/2002	VOID		—
150112	10/4/2002	VOID		—
150113	10/4/2002	ALVAREZ, NAZARIO	Admin	518.49
150114	10/4/2002	BALLARD, SCOTT	Admin	338.48
150115	10/4/2002	BLACK, WILLIAM	Admin	2,409.40
150116	10/4/2002	BOYD, KEN	Admin	941.23
150117	10/4/2002	BOYSE, CONRAD	Selling	4,515.01
150118	10/4/2002	BRANCATO, RAYMOND	Selling	1,292.14
150119	10/4/2002	CARAMANICO, DON	Selling	3,293.85
150120	10/4/2002	CARNAHAN, EVERETT	Selling	779.68

150121	10/4/2002	CHEN, JIM	Admin	944.98
150122	10/4/2002	VOID	Admin	—
150123	10/4/2002	CRICHTON, ANN	Selling	506.92
150124	10/4/2002	CRISTOBAL, RAMON	Admin	162.00
150125	10/4/2002	CULLOM, LEE	Selling	1,225.66
150126	10/4/2002	CUSTER, WALTER	Selling	813.52
150127	10/4/2002	DARWIN, ANTHONY	Admin	123.07
150128	10/4/2002	DAVITO, STEPHEN	Admin	841.30
150129	10/4/2002	DOCENA, LUNINGNING	Admin	85.05
150130	10/4/2002	DONEY, TAMARA	Admin	113.30
150131	10/4/2002	EADES, JULIE	Selling	319.41
150132	10/4/2002	ELLERTSON, MICHAEL	Selling	1,098.29
150133	10/4/2002	ERMAN, SHANNON	Selling	1,359.71
150134	10/4/2002	EVANS, BRAD	Admin	996.93
150135	10/4/2002	FIORELLO, JOSEPH	Selling	761.00
150136	10/4/2002	FISHER, ERIC	Admin	1,062.79
150137	10/4/2002	GALLAGHER, MELISA	Selling	157.03
150138	10/4/2002	GOLDBERG, HAROLD	Admin	324.85
150139	10/4/2002	GOYETTE, NANO	Selling	1,437.71
150140	10/4/2002	HAVERKAMP, TERESA	Admin	605.22
150141	10/4/2002	HOLTHAUS, JOHN	Selling	585.77
150142	10/4/2002	HUMPHREY, ERIC	Admin	475.64
150143	10/4/2002	KARRH, LEWIS	Selling	2,785.88
150144	10/4/2002	KELTZ, WILLIAM	Selling	1,273.94
150145	10/4/2002	KERIEVSKY, HARVEY	Selling	634.05
150146	10/4/2002	KINKADE, KOLE	Admin	374.71
150147	10/4/2002	KLINDER, GREGORY	Admin	319.96
150148	10/4/2002	KOONTZ, JAMES	Selling	380.25
150149	10/4/2002	KUMAKURA, YUMIKO	Admin	60.00
150150	10/4/2002	KUMAKURA, YUMIKO	Admin	56.10
150151	10/4/2002	LANDEIRA, SUSANA	Admin	57.05
150152	10/4/2002	LATHER, JANICE	Admin	139.36
150153	10/4/2002	LENNON, JENNIFER	Admin	16.39
150154	10/4/2002	LITTLE, MICHAEL	Admin	3,853.34
150155	10/4/2002	LOBO, LUIS	Selling	1,320.05
150156	10/4/2002	LUNDGREN, JEFF	Admin	465.77
150157	10/4/2002	LURIE, SUSAN	Selling	1,900.48
150158	10/4/2002	MANCERI, JOHN	Selling	898.81
150159	10/4/2002	MARINO, EDWARD	Selling	783.02
150160	10/4/2002	MCCRIRIE, CINDY	Selling	108.94
150161	10/4/2002	MCDONALD, THOMAS	Admin	127.02
150162	10/4/2002	MCGEE, LYNDON	Selling	202.29
150163	10/4/2002	MOHAMED, KADER	Admin	4,700.41
150164	10/4/2002	MUELLER, DOUG	Admin	35.65
150165	10/4/2002	MURTHA, PATRICK	Admin	604.67
150166	10/4/2002	ORDWEIN, WILLIAM	Admin	76.06
150167	10/4/2002	PACK, ROBERT	Admin	75.85
150168	10/4/2002	PEITSCH, ANDREW	Selling	545.67
150169	10/4/2002	PENIKALAPATI, RAVEN	Admin	115.73
150170	10/4/2002	PERO, MICHAEL	Selling	414.95
150171	10/4/2002	POHL, THOMAS	Admin	241.55
150172	10/4/2002	POWELL, TIMOTHY	Admin	111.37
150173	10/4/2002	RASTED, KEITH	Selling	1,131.80
150174	10/4/2002	REZNICK, GARY	Selling	111.84
150175	10/4/2002	RICHTMAN, LEO	Selling	377.29
150176	10/4/2002	RISLEY, KURT	Selling	150.00
150177	10/4/2002	ROCHA, JOSE	Admin	886.30
150178	10/4/2002	ROM, LISA	Admin	1,000.86
150179	10/4/2002	ROSENTHAL, LISA	Selling	620.64
150180	10/4/2002	ROZELLE, CRAIG	Admin	289.99
150181	10/4/2002	RUDGER, AARON	Admin	75.00
150182	10/4/2002	RUDNITSKY, GEORGE	Selling	885.11
150183	10/4/2002	SABINE, RICHARD	Selling	111.91
150184	10/4/2002	SCHULTZ, JAMES	Admin	3,746.00
150185	10/4/2002	SCIBONA, ANTHONY	Selling	2,596.78

150186	10/4/2002	SHAPIRO, DANA	Admin	95.00
150187	10/4/2002	SINIAWSKI, JOHN	Admin	936.66
150188	10/4/2002	SPAIN, RAYMOND F	Admin	987.41
150189	10/4/2002	STEYNBERG, CALMAN	Admin	102.42
150190	10/4/2002	SULLIVAN, FLORENCE	Admin	860.06
150191	10/4/2002	TAGG, ROBERT	Admin	116.06
150192	10/4/2002	TIERNEY, SEAN	Selling	727.70
150193	10/4/2002	TORRES, ALBERTO	Admin	566.25
150194	10/4/2002	TREJO, SHAUN	Selling	1,107.03
150195	10/4/2002	TSUKAMOTO, LINDA	Admin	257.39
150196	10/4/2002	VERAMO, MICHAEL	Admin	41.25
150197	10/4/2002	VISHER, JAMES	Selling	421.09
150198	10/4/2002	VLAHCEVIC, ANDREJ	Admin	226.27
150199	10/4/2002	WARREN, LEONARD	Admin	442.82
150200	10/4/2002	WEIMAN, ROBERT	Admin	178.64
150201	10/4/2002	WERT, RANDALL	Admin	238.02
150202	10/4/2002	WIELAND, ROY	Selling	6,977.17
150203	10/4/2002	WIESENDANGER, MARK	Selling	3,281.47
150204	10/4/2002	WILSON, STEVEN	Admin	1,069.62
150205	10/4/2002	WRUCK, WILLIAM	Selling	1,482.60
150206	10/7/2002	CULLOM, LEE	Selling	354.95
150207	10/7/2002	DARWIN, ANTHONY	Admin	203.20
150208	10/7/2002	HANSI, RAMAN	Admin	345.39
150209	10/7/2002	KESERICH, MELINDA	Selling	754.64
150210	10/7/2002	MUELLER, DOUG	Admin	10.00
150211	10/7/2002	ORDWEIN, WILLIAM	Admin	5.00
150212	10/7/2002	PENIKALAPATI, RAVEN	Admin	5.00
150213	10/7/2002	POWELL, TIMOTHY	Admin	67.62
150214	10/8/2002	SUN DUN, INC OF WA	Admin	1,000.00
150215	10/8/2002	LARRABEE & ASSOCIAT	Admin	5,000.00
150216	10/8/2002	FSI	Admin	615.67
150217	10/8/2002	NORTH COAST COURIER	Admin	126.89
150218	10/8/2002	FEDERAL EXPRESS	Admin	43.36
150219	10/8/2002	LUNDGREN, JEFF	Admin	4,492.52
150220	10/8/2002	SCHULTZ, JAMES	Admin	1,947.55
150221	10/9/2002	FOUR SEASONS HOTEL	Selling	1,975.00
150222	10/9/2002	SIGFORMS	Other	734.61
150223	10/9/2002	GARTNER, INC	Selling	7,500.00
150224	10/9/2002	FEDERAL EXPRESS	Admin	285.61
150225	10/10/2002	HQ GLOBAL-DENVER	Rent	16,290.87
150226	10/10/2002	VISUAL RESOURCE	Selling	3,826.75
150227	10/10/2002	MOHLER NIXON AND WI	Admin	7,540.00
150228	10/10/2002	CREATIVE LITHO	Selling	4,075.61
150229	10/10/2002	LARRABEE & ASSOCIAT	Admin	3,274.42
150230	10/10/2002	FEDERAL EXPRESS	Admin	613.06
150231	10/11/2002	COPTECH WEST, INC.	Selling	150.31
150232	10/11/2002	VISUAL RESOURCE	Selling	230.00
150233	10/11/2002	MOHLER NIXON AND WI	Admin	7,790.00
150234	10/14/2002	TWO RIVERBEND	Rent	42,921.79
150235	10/14/2002	KELLY SERVICES	Admin	3,578.94
150236	10/14/2002	HACIENDA OWNERS ASS	Rent	718.66
150237	10/14/2002	COLOR TECH CORPORAT	Selling	4,714.29
150238	10/14/2002	VOID	Rent	—
150239	10/14/2002	HQ GLOBAL WORKPLACE	Rent	14,796.00
150240	10/14/2002	BOYD, KEN	Admin	401.78
150241	10/14/2002	BOYSE, CONRAD	Selling	2,489.65
150242	10/14/2002	BREWER, GLENN	Admin	742.49
150243	10/14/2002	BUFFINGTON, PAUL	Admin	1,613.40
150244	10/14/2002	CARAMANICO, DON	Selling	549.83
150245	10/14/2002	CARNAHAN, EVERETT	Selling	322.00
150246	10/14/2002	CASSESE, ROBERT	Admin	216.59
150247	10/14/2002	CHEN, RICHARD	Selling	663.70
150248	10/14/2002	CRICHTON, ANN	Selling	234.14
150249	10/14/2002	CUNNINGHAM, BRYAN	Selling	135.10
150250	10/14/2002	CUSTER, WALTER	Selling	334.39

150251	10/14/2002	DARWIN, ANTHONY	Admin	243.33
150252	10/14/2002	DOCENA, LUNINGNING	Admin	194.26
150253	10/14/2002	DUNNINGTON, BRIDGET	Selling	1,301.26
150254	10/14/2002	EADES, JULIE	Selling	179.80
150255	10/14/2002	EVANS, STACI	Admin	338.47
150256	10/14/2002	FORREST, LANNING	Admin	517.07
150257	10/14/2002	FRYER, CRAIG	Selling	277.08
150258	10/14/2002	GALLAGHER, MELISA	Selling	261.49
150259	10/14/2002	GOLDBERG, HAROLD	Admin	8,649.26
150260	10/14/2002	GREENLEE, SANDRA	Admin	12.12
150261	10/14/2002	HALL, AMBER	Selling	143.87
150262	10/14/2002	HICKS, RODNEY	Selling	2,539.92
150263	10/14/2002	HOMER, EVAN	Selling	1,313.00
150264	10/14/2002	KARRH, LEWIS	Selling	2,450.89
150265	10/14/2002	KEEPLE, SCOTT	Selling	1,967.37
150266	10/14/2002	KERIEVSKY, HARVEY	Selling	407.11
150267	10/14/2002	KESERICH, MELINDA	Selling	1,526.08
150268	10/14/2002	KOONTZ, JAMES	Selling	595.16
150269	10/14/2002	LANDEIRA, SUSANA	Admin	57.05
150270	10/14/2002	LATHER, JANICE	Admin	760.66
150271	10/14/2002	LINGENFELTER, DOUGL	Selling	646.30
150272	10/14/2002	LITTLE, MICHAEL	Admin	1,238.16
150273	10/14/2002	LUNDGREN, JEFF	Admin	1,025.72
150274	10/14/2002	MANDAVA, KRISHNA	Admin	97.35
150275	10/14/2002	MASKE, KAREN	Admin	315.00
150276	10/14/2002	MCCRIRIE, CINDY	Selling	514.72
150277	10/14/2002	MCDONOGH, CRAIG	Admin	6,546.18
150278	10/14/2002	MELLE, ELLEN	Selling	268.49
150279	10/14/2002	NADRA, REXIE	Admin	132.11
150280	10/14/2002	OITZMAN, MICHAEL	Admin	144.94
150281	10/14/2002	PEINE, THOMAS	Selling	364.55
150282	10/14/2002	PERO, MICHAEL	Selling	1,005.14
150283	10/14/2002	PETERSON, JAMES	Admin	1,883.60
150284	10/14/2002	POTTS, ANDREA	Admin	128.93
150285	10/14/2002	PRITCHARD,ANDREW	Selling	3,103.04
150286	10/14/2002	RISLEY, KURT	Selling	150.00
150287	10/14/2002	ROACH, KIMBERLY	Selling	1,144.15
150288	10/14/2002	RUNKLE, ROBERT	Admin	1,113.00
150289	10/14/2002	SALDANA, FRANK	Admin	77.38
150290	10/14/2002	SANZARI, HEIDI	Selling	694.70
150291	10/14/2002	SCALES, CARY	Admin	100.00
150292	10/14/2002	SCHNELL, JEFFREY	Admin	791.23
150293	10/14/2002	SIMMONS, MATHEW	Selling	351.22
150294	10/14/2002	SLONIKER, AMY	Selling	536.76
150295	10/14/2002	SMALL, JAMES	Selling	182.97
150296	10/14/2002	TORRES, ALBERTO	Admin	623.32
150297	10/14/2002	TRISTANI, BRIAN	Admin	149.99
150298	10/14/2002	VISHER, JAMES	Selling	315.67
150299	10/14/2002	WERT, RANDALL	Admin	48.18
150300	10/14/2002	WINTER, MICHELLE	Admin	2,307.99
150301	10/14/2002	WRUCK, WILLIAM	Selling	631.15
150302	10/14/2002	ZARATE, MARIA	Admin	1,311.00
150303	10/14/2002	ZOLNIKOV, CYNTHIA	Admin	101.22
150304	10/15/2002	JAMES MADISON UNIVE	Other	2,500.00
150305	10/15/2002	PURCHASE POWER	Admin	435.01
150306	10/15/2002	FOUR SEASONS RESORT	Selling	2,125.00
150307	10/15/2002	VERITY INCORPORATED	Other	3,325.15
150308	10/15/2002	CINTAS	Admin	911.62
150309	10/15/2002	HILTON SAN FRANCISC	Selling	25,000.00
150310	10/16/2002	STATE OF MICHIGAN	Tax	6,804.04
150311	10/16/2002	NORTH CAROLINA DEPA	Tax	69,263.92
150312	10/16/2002	HEWLETT PACKARD	Other	50,000.00
150313	10/16/2002	DAVID TUCKER	Admin	2,640.00
150314	10/16/2002	MARK HOPKINS	Selling	1,915.30
150315	10/17/2002	ASSELIN, RENEE	Admin	683.01

150316	10/17/2002	BAIL, LOUISE	Selling	180.23
150317	10/17/2002	BALENTINE, STEVE	Selling	1,533.64
150318	10/17/2002	BELL, BRIAN	Admin	1,474.87
150319	10/17/2002	BRANCATO, RAYMOND	Selling	2,064.29
150320	10/17/2002	BUMANGLAG, DAVID	Admin	111.60
150321	10/17/2002	CASTLEMAN, WENDY	Admin	67.23
150322	10/17/2002	CROMWELL, MICHAEL	Admin	2,205.77
150323	10/17/2002	CULLOM, LEE	Selling	487.74
150324	10/17/2002	ELLERTSON, MICHAEL	Selling	239.79
150325	10/17/2002	FISHER, ERIC	Admin	2,271.74
150326	10/17/2002	FRATANTONI, ROBERT	Selling	1,425.75
150327	10/17/2002	GALLAGHER, MELISA	Selling	340.00
150328	10/17/2002	HANSON, KIRK	Admin	3,323.05
150329	10/17/2002	HAVERKAMP, TERESA	Admin	440.58
150330	10/17/2002	HOLTHAUS, JOHN	Selling	1,006.31
150331	10/17/2002	HUMPHREY, ERIC	Admin	3.85
150332	10/17/2002	KOONTZ, JAMES	Selling	143.80
150333	10/17/2002	LATHER, JANICE	Admin	1,747.03
150334	10/17/2002	LITTLE, MICHAEL	Admin	184.48
150335	10/17/2002	MICALE, ANN MARIE	Selling	32.71
150336	10/17/2002	MOHAMED, KADER	Admin	2,802.59
150337	10/17/2002	MOLLOY, CHRISTOPHER	Selling	2,754.20
150338	10/17/2002	PEINE, THOMAS	Selling	866.67
150339	10/17/2002	PEITSCH, ANDREW	Selling	43.50
150340	10/17/2002	PETERSON, JAMES	Admin	4,254.21
150341	10/17/2002	RISLEY, KURT	Selling	483.87
150342	10/17/2002	SCHULTZ, JAMES	Admin	652.31
150343	10/17/2002	VOID	Selling	—
150344	10/17/2002	TIERNEY, SEAN	Selling	243.09
150345	10/17/2002	TREJO, SHAUN	Selling	2,313.18
150346	10/17/2002	TURNER, CORISSA	Admin	71.49
150347	10/17/2002	VLAHCEVIC, ANDREJ	Admin	330.14
150348	10/21/2002	ARIZONA DEPARTMENT	Tax	7,197.76
150349	10/21/2002	COMPTROLLER OF THE	Tax	19,200.57
150350	10/21/2002	FLORIDA DEPARMENT O	Tax	15,051.15
150351	10/21/2002	GEORGIA DEPARTMENT	Tax	509.25
150352	10/21/2002	ILLINOIS DEPARTMENT	Tax	18,709.00
150353	10/21/2002	MISSOURI DEPARTMENT	Tax	14,029.48
150354	10/21/2002	NEW JERSEY DEPARTME	Tax	16,536.92
150355	10/21/2002	NEW YORK STATE TAX	Tax	12,238.35
150356	10/21/2002	SOUTH CAROLINA DEPA	Tax	502.74
150357	10/21/2002	STATE OF TEXAS COMP	Tax	58,875.29
150358	10/21/2002	VIRGINIA DEPARTMENT	Tax	10,495.84
150359	10/22/2002	VOID	Rent	—
150360	10/22/2002	VOID	Admin	—
150361	10/22/2002	VOID	Admin	—
150362	10/22/2002	VOID	Admin	—
150363	10/22/2002	VOID	Admin	—
150364	10/22/2002	VOID	Admin	—
150365	10/22/2002	VOID	Admin	—
150366	10/22/2002	VOID	Rent	—
150367	10/22/2002	VOID	Admin	—
150368	10/22/2002	VOID	Admin	—
150369	10/22/2002	VOID	Selling	—
150370	10/22/2002	VOID	Admin	—
150371	10/22/2002	VOID	Admin	—
150372	10/22/2002	VOID	Selling	—
150373	10/22/2002	VOID	Selling	—
150374	10/22/2002	VOID	Admin	—
150375	10/22/2002	VOID	Other	—
150376	10/23/2002	VOID	Rent	—
150377	10/23/2002	ACQUIPORT ASHFORD C	Rent	564.43
150378	10/23/2002	ARAMARK	Admin	75.00
150379	10/23/2002	ARAMARK — TX	Admin	2,442.66
150380	10/23/2002	CYBERSOURCE CORPORA	Admin	4,228.80

150381	10/23/2002	EWORK SERVICES	Admin	310.89
150382	10/23/2002	FEDERAL EXPRESS	Admin	1,279.57
150383	10/23/2002	GUARDSMARK	Admin	6,956.09
150384	10/23/2002	HACIENDA OWNERS ASS	Rent	718.66
150385	10/23/2002	IKON OFFICE SOLUTIO	Admin	8,735.41
150386	10/23/2002	KELLY SERVICES	Admin	3,633.95
150387	10/23/2002	MARK HOPKINS	Selling	7,661.56
150388	10/23/2002	OFFICE DEPOT	Admin	448.58
150389	10/23/2002	PACIFIC GAS AND ELE	Admin	34,646.60
150390	10/23/2002	THE PENINSULA NEW Y	Selling	2,672.69
150391	10/23/2002	THE RITZ-CARLTON	Selling	6,350.00
150392	10/23/2002	UNITED PARCEL SERVI	Admin	128.00
150393	10/23/2002	WEBEX COMMUNICATION	Other	3,750.00
150395	10/23/2002	STATE OF WASHINGTON	Tax	17,227.23
150396	10/24/2002	BATE, SIMON	Admin	147.21
150397	10/24/2002	BOGLE, MICHAEL	Selling	1,531.69
150398	10/24/2002	BOLING, MICHAEL D	Admin	2,347.65
150399	10/24/2002	BOYD, KEN	Admin	285.90
150400	10/24/2002	CULLOM, LEE	Selling	1,012.58
150401	10/24/2002	DENALI ADVANCED INT	Admin	16,800.00
150402	10/24/2002	FIORELLO, JOSEPH	Selling	535.61
150403	10/24/2002	FITZ, PATRICK	Admin	2,751.93
150404	10/24/2002	FRATANTONI, ROBERT	Selling	610.42
150405	10/24/2002	GALLAGHER, MELISA	Selling	672.86
150406	10/24/2002	HADAWAY, JEFFERY	Admin	802.29
150407	10/24/2002	JOHNSON, AUDRA	Selling	3,037.55
150408	10/24/2002	JONES, AARON	Selling	92.09
150409	10/24/2002	KELLY STAFF LEASING	Admin	4,546.42
150410	10/24/2002	KLINDER, GREGORY	Admin	39.00
150411	10/24/2002	KOONTZ, JAMES	Selling	628.25
150412	10/24/2002	LUO, HUA	Admin	974.16
150413	10/24/2002	MANCERI, JOHN	Selling	1,271.03
150414	10/24/2002	MARINO, EDWARD	Selling	554.93
150415	10/24/2002	MCCOMBE, JANINE	Selling	2,456.04
150416	10/24/2002	MCKEEVER, CHRISTINE	Selling	670.95
150417	10/24/2002	MELLE, ELLEN	Selling	479.79
150418	10/24/2002	MOLINARI, DONNA J	Admin	100.70
150419	10/24/2002	NADRA, REXIE	Admin	79.80
150420	10/24/2002	OITZMAN, MICHAEL	Admin	94.17
150421	10/24/2002	PEITSCH, ANDREW	Selling	530.00
150422	10/24/2002	PELOUS, PASCAL	Admin	51.85
150423	10/24/2002	POTTS, ANDREA	Admin	92.28
150424	10/24/2002	RAO, VISHAL	Admin	211.94
150425	10/24/2002	ROZELLE, CRAIG	Admin	1,376.92
150426	10/24/2002	RUDNITSKY, GEORGE	Selling	876.34
150427	10/24/2002	SABINE, RICHARD	Selling	451.68
150428	10/24/2002	SARKO, MICHELE	Admin	487.20
150429	10/24/2002	SCOTT, SEAN	Admin	262.16
150430	10/24/2002	SIMMONS, MATHEW	Selling	483.87
150431	10/24/2002	SMALL, JAMES	Selling	199.13
150432	10/24/2002	STATE OF TEXAS	Tax	990.00
150433	10/24/2002	TRENCH,ROSSI E WATA	Admin	12,424.05
150434	10/24/2002	TURNER, CORISSA	Admin	460.34
150435	10/24/2002	ULTIMATE WORKFLOW I	Admin	11,142.10
150436	10/24/2002	VISHER, JAMES	Selling	17.43
150437	10/24/2002	VLAHCEVIC, ANDREJ	Admin	1,854.53
150438	10/24/2002	WILMS, CHRISTOPHER	Admin	198.36
150439	10/24/2002	VOID	Admin	—
150440	10/28/2002	ETHAN ALLEN TRAVEL	Selling	2,862.16
150441	10/28/2002	PINK ELEPHANT INCOR	Other	29,000.00
150442	10/28/2002	BREWER, GLENN	Admin	1,000.87
150443	10/28/2002	ACQUIPORT ASHFORD C	Rent	21,545.88
150444	10/28/2002	ADELAKUN, YEMI	Admin	64.05
150445	10/28/2002	AMERICAN EXPRESS	Selling	16,980.05
150446	10/28/2002	AQUENT LLC	Admin	5,559.75

150447	10/28/2002	ARIBA, INC.	Rent	480,018.89
150448	10/28/2002	BAIL, LOUISE	Selling	41.49
150449	10/28/2002	BELL, BRIAN	Admin	4,077.34
150450	10/28/2002	BLUE BELL ENTERPRIS	Rent	71,490.00
150451	10/28/2002	BRUNO, THERESA	Admin	232.50
150452	10/28/2002	BUMANGLAG, DAVID	Admin	111.60
150453	10/28/2002	CHARLESTON PROPERTI	Rent	166,796.20
150454	10/28/2002	COGBURN, JEFFREY	Selling	1,066.23
150455	10/28/2002	CORKELL, MARY	Admin	1,218.93
150456	10/28/2002	CORPORATE GATESPRIN	Rent	31,756.24
150457	10/28/2002	CRISTOBAL, RAMON	Admin	96.91
150458	10/28/2002	DAVITO, STEPHEN	Admin	674.57
150459	10/28/2002	DONEY, TAMARA	Admin	212.08
150460	10/28/2002	ERMAN, SHANNON	Selling	524.20
150461	10/28/2002	EWORK SERVICES	Admin	665.16
150462	10/28/2002	FOXFORD, LLC	Rent	8,783.00
150463	10/28/2002	HALL, AMBER	Admin	153.19
150464	10/28/2002	HEWLETT-PACKARD	Other	221,634.96
150465	10/28/2002	HQ AUSTIN TX	Rent	6,098.00
150466	10/28/2002	HQ GLOBAL-DENVER	Rent	18,237.00
150467	10/28/2002	KANGA, SHANAZ	Admin	183.74
150468	10/28/2002	KARRH, LEWIS	Selling	1,754.59
150469	10/28/2002	KELLY SERVICES	Admin	2,007.51
150470	10/28/2002	KELTZ, WILLIAM	Selling	1,096.26
150471	10/28/2002	KOONTZ, JAMES	Selling	212.43
150472	10/28/2002	LAATSCH, BRADLEY	Admin	147.43
150473	10/28/2002	LATHER, JANICE	Admin	414.16
150474	10/28/2002	LURIE, SUSAN	Selling	617.38
150475	10/28/2002	MCCLANAHAN, DOUGLAS	Admin	1,016.74
150476	10/28/2002	MCCOMBE, JANINE	Selling	1,950.28
150477	10/28/2002	PACIFIC GAS AND ELE	Admin	38,484.32
150478	10/28/2002	PLEASANTON WILLOW P	Rent	44,500.00
150479	10/28/2002	POWELL, TIMOTHY	Admin	1,444.16
150480	10/28/2002	ROSENTHAL, LISA	Selling	513.25
150481	10/28/2002	SHAW, KIM	Admin	696.95
150482	10/28/2002	TIERNEY, SEAN	Selling	862.50
150483	10/28/2002	TREJO, SHAUN	Selling	770.93
150484	10/28/2002	TWO RIVERBEND	Rent	28,237.08
150485	10/28/2002	WILSON, NANCY	Admin	132.82
150486	10/28/2002	YOUNG, CHERYL	Admin	29.95
150487	10/30/2002	NEVADA DEPT. OF TAX	Tax	580.95
150488	10/30/2002	UTAH STATE TAX COMM	Tax	5,905.75
150489	10/30/2002	STATE OF CONNECTICU	Tax	8,266.41
150490	10/30/2002	CITY OF ISSAQUAH	Admin	10.00

		TOTAL DISBURSEMENTS BY CHECK		2,562,955.14

Peregrine Remedy, Inc.
Case No. 02-12741 (JKF)
Exhibit 1
Pro Business Payroll Reports
9/23/2002-9/30/2002

Pay Date	Description	Net Payroll(1)	Payroll Taxes	Total Per Report
9/25/2002	Peregrine Remedy	1,796,667	928,834	2,725,501
Totals Funded per B of A Payroll A/C #1450-9-08274(2)		1,796,667	928,834	2,725,501

NOTES:

(1)
Includes direct deposits, paychecks and third party checks. See attached payroll summary.

(2)
This bank account appears on MOR-1 for Peregrine Systems, Inc.

PRGN-REM-Peregrine Systems, Inc. Report Date 09/25/2002 Page 001 Paygroup 1	Advice of Debit	Control # 044A/0925/1403 ProBusiness Check Date 09/30/2002 Period 09/16/2002 - 09/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	88,967.03	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	6,122.76	Federal Income Tax	501,319.61	Income Tax	102,670.74
CheckPro Manuals	8,122.76	Social Security (FICA)	106,277.15	State Disability	3,030.41
Manual Check Manuals	0.00	Federal Medicare	39,411.23	Sub-Total	105,701.15
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(6,574.34)	Sub-Total	647,007.99	EMPLOYER TAXES
Paycheck Voids	0.00			Unemployment	267.74
Direct Deposit Voids	(6,574.34)	EMPLOYER TAXES		EE Training Fund	7.87
CheckPro Voids	0.00	Social Security—Employer	106,277.15	Sub-Total	275.61
Manual Voids	0.00	Federal Medicare—Employer	39,411.23
Adjustment Voids	0.00	Federal Unemployment	75.67	TOTAL	105,976.76
Direct Deposit	1,705,931.54	Sub-Total	145,764.05
Taxes	928,834.33
Third Party Checks	1,767.76	TOTAL	792,772.04
Memo Entries	(5.20)
TOTAL	2,727,043.88

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 09/30/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	2,725,495.46	Tax liabilities minus memo entries:	928,829.13

Peregrine Remedy, Inc.
Case No. 02-12741 (JKF)
Exhibit 2
Pro Business Payroll Reports
10/1/2002-10/31/2002

Pay Date	Description	Net Payroll (1)	Payroll Taxes	Total Per Report
10/15/2002	Peregrine Remedy	2,078,429	1,053,294	3,131,723
10/31/2002	Peregrine Remedy	2,689,665	1,387,174	4,076,839

Totals Funded per B of A Payroll A/C #1450-9-08274 (2)		4,768,094	2,440,468	7,208,562

NOTES:

(1)
Includes direct deposits, paychecks and third party checks. See attached payroll summaries.

(2)
This bank account appears on MOR-1 for Peregrine Systems, Inc.

PRGN-REM-Peregrine Systems, Inc. Report Date 10/28/2002 Page 001 Paygroup 1	Advice of Debit	Control # 046A/1028/1500 ProBusiness Check Date 10/31/2002 Period 10/16/2002 - 10/31/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	111,597.07	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	30,973.26	Federal Income Tax	843,866.21	Income Tax	138,287.31
CheckPro Manuals	30,973.26	Social Security (FICA)	108,523.00	State Disability	2,510.54
Manual Check Manuals	0.00	Federal Medicare	59,138.14	Sub-Total	140,797.85
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(33.00)	Sub-Total	1,011,527.35	EMPLOYER TAXES
Paycheck Voids	(33.00)			Unemployment	405.12
Direct Deposit Voids	0.00	EMPLOYER TAXES		EE Training Fund	11.91
CheckPro Voids	0.00	Social Security—Employer	108,523.00	Sub-Total	417.03
Manual Voids	0.00	Federal Medicare—Employer	59,138.14
Adjustment Voids	0.00	Federal Unemployment	108.74	TOTAL	141,214.88
Direct Deposit	2,576,503.04	Sub-Total	167,769.88
Taxes	1,387,173.99
Third Party Checks	1,569.76	TOTAL	1,179,297.23
Memo Entries	(5.20)
TOTAL	4,107,778.92

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/31/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	4,076,838.66	Tax liabilities minus memo entries:	1,387,168.79

PRGN-REM-Peregrine Systems, Inc. Report Date 10/10/2002 Page 001 Paygroup 1	Advice of Debit	Control # 045A/1010/1351 ProBusiness Check Date 10/15/2002 Period 10/01/2002 - 10/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	55,047.81	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	31,328.22	Federal Income Tax	604,295.26	Income Tax	142,859.35
CheckPro Manuals	31,328.22	Social Security (FICA)	97,499.00	State Disability	2,950.81
Manual Check Manuals	0.00	Federal Medicare	45,361.05	Sub-Total	145,810.16
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(7,492.97)	Sub-Total	747,155.31	EMPLOYER TAXES
Paycheck Voids	0.00			Unemployment	755.28
Direct Deposit Voids	(7,492.97)	EMPLOYER TAXES		EE Training Fund	20.17
CheckPro Voids	0.00	Social Security—Employer	97,489.00	Sub-Total	775.45
Manual Voids	0.00	Federal Medicare—Employer	45,361.05
Adjustment Voids	0.00	Federal Unemployment	182.29	TOTAL	146,585.61
Direct Deposit	2,020,947.02	Sub-Total	143,042.34
Taxes	1,053,293.95
Third Party Checks	2,438.98	TOTAL	890,197.65
Memo Entries	(5.20)
TOTAL	3,155,557.81

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	3,131,722.56	Tax liabilities minus memo entries:	1,053,288.75

Date of Monthly Operating Report: October 31, 2002

PEREGRINE REMEDY, INC. Case No. 02-12741-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended October 31, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books
Operating	Bank of America	123-372-6571	$(352,273.86)
Lockbox	Bank of America	8188904233	0.00
T&E Disbursement	Bank of America	123-352-6572	(38,776.59)
Payroll	Bank of America	123-332-6573	(229,444.20)
Benefits	Bank of America	123-382-8003	84,155.78
Operating	Bank of America	123-310-4133	6,924,124.12
Disbursement	Bank of America	123-310-3964	(1,367,993.42)
Money Market	Bank of America	881477	0.00
	Wells Fargo Bank	100006421	0.00

		Total	$5,019,791.83

2) All post-petition tax liabilities due and owing as of October 31, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: December    , 2002

Ken Sexton Chief Financial Officer Peregrine Remedy, Inc.

Peregrine Remedy, Inc.
Case No. 02-12741-JKF
Statement of Operations
For the Period of 9/23/2002-10/31/2002

	10/1/02-10/31/02	9/23/02-9/30/02	Combined Period 9/23/02-10/31/02
Revenues:
Licenses	2,759,244	1,731,470	4,490,714
Maintenance	8,078,317	2,251,258	10,329,575
Services	704,315	233,752	938,067

Total Revenue:	11,541,876	4,216,480	15,758,356

Costs and Expenses:
Cost of licenses and hardware	—	377	377
Cost of Maintenance	859,483	202,099	1,061,582
Cost of Services	1,046,142	236,653	1,282,795
Sales	942,072	755,143	1,697,215
Marketing	283,849	16,998	300,847
Product Marketing	343,645	51,259	394,904
Development	1,716,711	360,598	2,077,309
General & administrative	3,004,350	454,579	3,458,928

Total Costs and Expenses:	8,196,252	2,077,704	10,273,956

Operating Income (loss)	3,345,624	2,138,776	5,484,400

Interest income (expenses)	—	79	79
Intercompany Royalties	(59,737)	36,871	(22,866)
Other income (expenses)	(916)	—	(916)
Income (loss) from operations

Income (loss) before Reorganization Items	3,284,971	2,175,726	5,461,613

Reorganization Items:
Professional Fees
U.S. Trustee Quarterly Fees
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Items	—	—	—
Income tax benefit (expense)	—	—	—

Net Income/(Loss)	3,284,971	2,175,726	5,461,613

Case No: 02-17241

PEREGRINE REMEDY, INC
BALANCE SHEET (MOR-3)
As of October 31, 2002 (See NOTE below)
(all amounts in thousands)

ASSETS
Current Assets
Cash and cash equivalents	$6,937,781
Accounts receivable, net of allowance	21,752,855
Deferred taxes	12,865,802
Other current assets	2,102,139

Total Current Assets	43,658,577
Property and equipment, net	8,452,371
Other Assets
Intercompany receivables	316,068,157
Other intangible assets, investments and other, net	2,924,565

Total Assets	$371,103,670

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise (POSTPETITION)
Accounts payable	$2,284,082
Accrued payroll expenses	3,549,601
Accrued expenses	1,169,239
Deferred revenue	51,338,787
Intercompany payables	123,108

Total Postpetition Liabilities	58,464,817
Liabilities Subject to Compromise (PREPETITION)
Secured Debt:
Priority Debt:
Unsecured Debt:
Accounts payable	378,942
Intercompany payables	24,108,275

Total Pre-Petition Liabilities	24,487,217
Stockholders' Equity
Common stock	1,785
Additional paid-in capital	205,930,737
Retained earnings pre-petition	151,694,763
Retained earnings postpetition	5,461,613
Adjustments to Stockholders equity:
Deferred compensation	(74,924,368)
Cumulative translation adjustment	(12,894)

Total Stockholders' Equity	288,151,636

Total Liabilities & Equity	$371,103,670

NOTE

Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

In re: Peregrine Remedy, Inc.	Case No. 02-12741
Debtor	Reporting Period: 10/1/02—10/31/02

STATUS OF POSTPETITION TAXES

        The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Aged listing of accounts payable available upon request.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$2,284,082					$2,284,082
Accrued payroll expenses	$3,549,601					$3,549,601
Accrued expenses	$1,169,239					$1,169,239
Rent/Leases-Building						$0
Rent/Leases-Equipment						$0
Secured Debt/Adequate Protection Payments						$0
Professional Fees						$0
Amounts Due to Insiders*						$0
Deferred Revenue	$51,338,787					$51,338,787
Intercompany payable	$123,108					$123,108
Revolving Debt Loan						$0

Total Postpetition Debts	$58,464,817	$0	$0	$0	$0	$58,464,817

Explain how and when the Debtor intends to pay any past-due postpetition debts.

At this point in time, there are no past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re: Peregrine Remedy, Inc.	Case No. 02-12741-JKF
Debtor	Reporting Period: 10/31/02

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	23,776,419
+ Amounts billed during the period	10,883,874
- Amounts collected during the period	(12,205,916)
Total Accounts Receivable at the end of the reporting period	22,454,377
Accounts Receivable Aging	Amount
0-30 days old	21,604,171
31-60 days old	661,120
61-90 days old	132,494
91+ days old	56,592
Total Accounts Receivable	22,454,377
Amount considered uncollectible (Bad Debt)	701,000
Accounts Receivable (Net)	21,753,377

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. (SEE NOTE)	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

NOTE:
Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

QuickLinks

  Exhibit 99.2
Peregrine Remedy, Inc. Case No. 02-12741 (JKF) Summary of Disbursements 9/23/2002-9/30/2002
Remedy Systems, Inc. Case No. 02-12741 (JKF) Summary of Disbursements 10/1/2002-10/31/2002
Remedy Systems, Inc. Case No. 02-12741 (JKF) Wire Transfers 10/1/2002-10/31/2002
Remedy Systems, Inc. Case No. 02-12741 (JKF) ACH Debits 10/1/2002-10/31/2002
Remedy Systems, Inc. Case No. 02-12741 (JKF) Disbursements by Check 10/1/2002-10/31/2002
Peregrine Remedy, Inc. Case No. 02-12741 (JKF) Exhibit 1 Pro Business Payroll Reports 9/23/2002-9/30/2002
Peregrine Remedy, Inc. Case No. 02-12741 (JKF) Exhibit 2 Pro Business Payroll Reports 10/1/2002-10/31/2002
Peregrine Remedy, Inc. Case No. 02-12741-JKF Statement of Operations For the Period of 9/23/2002-10/31/2002
PEREGRINE REMEDY, INC BALANCE SHEET (MOR-3) As of October 31, 2002 (See NOTE below) (all amounts in thousands)